POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Signatures                      Title                         Date
        ----------                      -----                         ----

Principal Executive Officer

 /s/ Samuel L. Eichenfield         Chairman of the Board,      February 13, 1997
--------------------------------   President and Chief
Samuel L. Eichenfield              Executive Officer

Principal Financial and Accounting
Officer

 /s/ Bruno A. Marszowski           Senior Vice President-      February 13, 1997
--------------------------------   Controller and Chief
Bruno A. Marszowski                Financial Officer

Directors

 /s/ G. Robert Durham                                          February 13, 1997
--------------------------------
G. Robert Durham

 /s/ James L. Johnson                                          February 13, 1997
--------------------------------
James L. Johnson

 /s/ L. Gene Lemon                                             February 13, 1997
--------------------------------
L. Gene Lemon

 /s/ Kenneth R. Smith                                          February 13, 1997
--------------------------------
Kenneth R. Smith

 /s/ Robert P. Straetz                                         February 13, 1997
--------------------------------
Robert P. Straetz

 /s/ Shoshana B. Tancer                                        February 13, 1997
--------------------------------
Shoshana B. Tancer

 /s/ John W. Teets                                             February 13, 1997
--------------------------------
John W. Teets